Investor Overview September 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding our ability to build and scale manufacturing lines for our advanced silicon-anode lithium-ion battery; our production and commercialization plans, strategy and product development roadmap, including the readiness, performance, timing and customer qualification of the AI-1TM smartphone battery and other products from the AI-1 platform; our ability to meet milestones and deliver on our objectives and expectations, including our ability to test and sample silicon batteries to customers and have them qualify our products for commercial launch; our ability to maintain a competitive advantage over other participants in the lithium-ion battery industry; estimates related to total addressable markets; projected advantages and capabilities of our batteries, including our architecture-first approach, patented manufacturing processes, and the suitability of our cell architecture for electric vehicles (EVs); our strategy and ability to scale our manufacturing; our ability to leverage our expanded global footprint to support our manufacturing and R&D activities; our projected scale-up timeline for battery production, sampling and smartphone launches, including target production line unit economics; market opportunities and the expansion of our customer base in the smartphone, IoT, augmented reality (AR), EV and defense markets; our estimated demand for greater energy density by smartphone OEMs and the smart eyewear market, the suitability of our batteries to address this demand, and the impact of artificial intelligence (AI) on the foregoing; our ability to align with top-tier smartphone, IoT and defense OEMs and meet the expectations of potential and existing customers; the sufficiency of our capital resources to support near-term ramp and operational execution; our expectations regarding the warrant dividend distribution, including to facilitate growth and preserve ownership for long-term shareholders; and the anticipated use of proceeds from the proposed offering; and our ability to consummate any acquisitions or our expectations regarding the benefits of any acquisitions to our business For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the "Risk Factors" sections of our annual report on Form 10-K and quarterly reports on Form 10-Q and other documents that we have filed, or will file, with the SEC. Any forward-looking statements made in this presentation speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains certain adjusted financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), including EBITDA, adjusted EBITDA and Free Cash Flow. Reconciliations of all non-GAAP financial measure results to the most directly comparable GAAP measures are included in the Appendix of this presentation. Enovix believes these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Enovix’s financial condition and results of operations. Other companies may calculate similar non-GAAP measures differently. Non-GAAP financial measures have limitations, including that they exclude certain expenses that are required under GAAP, which adjustments reflect the exercise of judgment by management. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. While Enovix provides third quarter 2025 guidance for non-GAAP operating loss, adjusted EBITDA loss and non-GAAP net loss per share attributable to Enovix in this presentation, we are unable to provide without unreasonable effort a GAAP to non-GAAP reconciliation of these projected non-GAAP measures, and we have not provided a quantitative reconciliation in reliance on the unreasonable efforts exception under Item 10(e)(1)(i)(B) of Regulation S-K. Such reconciliation to the corresponding GAAP financial measure cannot be provided without unreasonable effort because of the inherent difficulty in accurately forecasting the occurrence and financial impact of the various adjustments that have not yet occurred, are out of our control, or cannot be reasonably predicted, including but not limited to change in fair value of common stock, stock-based compensation and related tax effects, acquisition-related costs, and restructuring costs. As a result, we are unable to assess the probable significance of the unavailable information, which could have a material impact on our future GAAP financial results. 2 Safe Harbor Statement

3 Product — AI-1 : 900+ Wh/L silicon-anode battery for AI-enabled products — best-in-class energy density and unmatched combination of cycle life, and fast charging at this capacity Capital Strength — $370M1 2Q25 unaudited Pro forma cash balance; warrant dividend proceeds secured to fund Fab2 ramp and growth initiatives Commercialization — Lead smartphone & AR/VR smart eyewear OEMs in qualification with AI-1 Expanding defense business in South Korea Technology — Proprietary stacked-cell with 100% active silicon anode and >450 patent assets Mission — To deliver high-performance battery technology that unlocks the full potential of next-gen devices Global footprint — Manufacturing — Fab2 in Malaysia ramping toward mass production; supported by approximately 650 employees globally1 Public Company — Founded 2006 Publicly listed in 2021 (NASDAQ: ENVX) Enovix at a Glance Powering the next generation of high-performance batteries 1) Pro Forma Cash Balance based on June 29, 2025, includes cash, cash equivalents, and marketable securities of $203.4 million as of June 29, 2025, plus $225.2 million of net proceeds from the warrant dividend transaction after expenses for advisors, investment banking, and other related fees, and less $58.4 million related to share repurchases. Fremont, CA USA (HQ) Penang, Malaysia (Fab2) Hyderabad, India Nonsan, South Korea Shenzhen, China

Recent updates

Product

- Launched AI-1 ™ product platform
- First AI-1 smartphone product tested with >900Wh/L Energy Density, >1000 cycles, and 3C fast charging[2]
- Finalized the design of the next battery technology node, expected to further extend our lead in energy density

Commercial

- Shipped AI-1 ™ sample batteries to our lead smartphone OEM customer
- Shipped AI-1 ™ sample batteries to second smartphone OEM customer, lead smart eyewear customer, and leading processing supplier in AR market
- Signed contract with one of the leading industrial handheld computing OEM

Manufacturing

- Completed UN38.3 Certification for AI-1 ™ smartphone batteries
- Commenced capital expenditures on long-lead equipment for second High-Volume Line (HVM)

Financial

- 2Q revenue of $7.5M, nearly double of 2Q 2024
- Non-GAAP gross profit[1] of $2.3M (non-GAAP gross margin 31%), third straight quarter of gross profitability
- Completion of warrant dividend distribution to shareholders – approximately $232M in gross proceeds raised

[1] See Appendix for definitions and reconciliations of non-GAAP gross profit to its nearest comparable GAAP metrics. Final results reflect a $1.1 million reclassification of certain costs from COGS to operating expenses. This reclass does not impact operating loss, net loss, or adjusted EBITDA. [2] Based upon internal testing of sample battery prototypes, metrics reflect median testing results.

ENOVIX 4

Q2 2025 Investor Overview | 5 → World’s first 100% active silicon-anode smartphone battery in commercial qualification → Highest energy density battery commercially available today → Enables on-device AI without sacrificing battery life → Unlocks multi-billion-dollar smartphone market for Enovix AI-1 Product Platform 900+ Wh/L energy density1 1000+ cycles1 3C fast charging1 Built on 450+ patent assets AI ClassTM batteries for the next generation of smartphones that require significantly higher total energy storage and power to perform AI functions locally ` 1.) Based upon internal testing of sample battery prototypes, metrics reflect median testing results.

Market Opportunity & Differentiation Smartphone AR/VR + Smart Eyewear EV / Defense / IoT / Computing 6

Smartphone battery leadership opens $12B+ TAM2 7 Others To p S m a rt p h o n e O E M s b y 20 24 U n it s S h ip p e d (1 .2 B T o ta l) 1 1) IDC Mobile Phone Tracker, 2024 Smartphone Units. 2) Company estimates as of April 2025, including with respect to unit shipments and estimated average selling prices. Average selling prices are not publicly available, and actual average selling prices may be lower than internally-estimated figures. Top 8 represent 1B units (80%+)1 — ~$10B of $12B+ Lithium-Ion Smartphone Battery TAM2 7 of top 8 receiving samples of Enovix smartphone batteries — ~$9B of Smartphone Battery TAM represented2 Q2 2025 Investor Overview |

0 1000 2000 3000 4000 5000 6000 7000 8000 9000 10000 2005 2010 2015 2020 2024 m A h Series 1 Smartphone batteries have gotten bigger, not better Q2 2025 Investor Overview | 8 1 Based on select flagship smartphone models 2” display 900 mAh battery 3.5”, display 5”, display 6”+ HDR display 6.9” XDR display 5,450 mAh battery Battery Capacity (mAh) of Leading Smartphones1 — Battery size is limited as device size maxes out 1.8x increase in device size (ml) 2.4x increase in battery size (ml) CAGR — 11% Battery Capacity (mAh) 7% Battery Size (ml) Increase 4% Energy Density (Wh/l)

All-day battery life at risk as AI usage grows 9 1) Capacity used per hour for conventional apps based on internal Company approximations and estimates derived from data sourced from: “Battery Technology Trailing Smartphone Innovation,” January 2024, Tirias Research for Enovix, reporting battery capacity usage per hour by Apple iPhone 15 Pro Max and Samsung Galaxy S23 Ultra. Presented capacity is based on averages across such Apple and Samsung products. Current capacities may be less than the January 2024 estimates. Enovix is the only scalable solution for ever-growing demand of AI on battery life 1 15 59 2,500 - 500 1,000 1,500 2,000 2,500 3,000 2023 2024 2028 Global GenAI Output Forecast: Video/Image Frames (Billions) 150x growth for AI AI-based apps consume much more power1 0 200 400 600 800 1000 1200 1400 Battery Capacity Used Per Hour (mAh) 4K 8K Chatbot Conventional Apps AI-Enabled Apps

Enovix delivers a generational leap in performance

Enovix Smartphone Battery Roadmap Capacity Advantage Over Leading 2024 Smartphone Batteries[1]



Conventional Cells
Graphite and Silicon Enhanced Anode Cells
Average Capacity (mAh) of Select Leading Smartphone Batteries in 2024
EX-1M
800 Cycles Standard Charge
9%
Customized for 2025 launches
EX-2M
1,000 Cycles Fast Charge
22%
EX-3M
Higher Energy, Faster Charge
Sampling 2025
30%+
EX-4M
ENOVIX

1) Methodology: Measured battery capacities and battery cell dimensions for flagship models of eight leading smartphone OEMs (Apple, Samsung, Xiaomi, Vivo, Oppo, Honor, Google, and Lenovo) adjusted to estimated 0% state-of-charge; Enovix capacities adjusted to same size smartphone battery cell sizes for equivalent comparison at 0% state-of-charge. Based on current plans, the Company has assumed a 10% improvement in average capacity for EX-4M. EX-4M is in development stage and subject to further testing and validation, including with respect to potential and actual improvements to average capacity.

ENOVIX 10

Market Opportunity & Differentiation Smartphone AR/VR + Smart Eyewear EV / Defense / IoT / Computing 11

AI breakthrough unlocks augmented reality

Conversational AI

—

Voice-based interactions, content aware assistants

Hand, Eye & Gesture Recognition

—

Natural and intuitive controls

Holographic Display with 2D/3D Content

—

Real-time personalized content recommendations

Content Diversity

—

AI-driven apps, content and interaction



Meta RayBan
RayNeo
Snap Spectacles
Meta Orion
Google
AI functionality increases

enovix 12

13 1) IDC, December 2024 Growth Drivers — → Hardware advancements → Ecosystem maturity → AI → Expanding use cases in Consumer & Enterprise Key Players — Smart eyewear market is reaching a tipping point Smart eyewear to reach multiple 10s of millions by 20281 2013 2019 2025

Powering the future of smart eyewear

↳ Battery technology is a key bottleneck—Enovix clears the way

Hardware advanced, but battery remains a major limitation

—

- Today's devices last 1-3 hours — not viable for all-day use
- AI processing, high-resolution displays, and connectivity exacerbate power demands
- Next-gen battery solutions needed to enable "All-Day" AR


enovix
Enovix innovation

Enovix AR Battery Roadmap Capacity Advantage Over Incumbent AR Batteries[1]

—


Conventional Cells
Baseline
EX-1M
+41%
EX-2M
+57%
EX-3M
+68%

- → **Enovix's high-energy-density batteries** unlock longer runtime in compact form factors
- → **Silicon-anode technology** delivers higher capacity vs. legacy lithium-ion batteries
- → **Complete pack solution** accelerates OEM design-in and enables seamless product launches

1) Methodology: Measured capacity and cell dimensions of Enovix batteries against the incumbent AR batteries used in existing products for Meta, Amazon and Snap. Enovix capacities adjusted to same size of smart glasses battery cell sizes for equivalent comparison at 0% state-of-charge.

ENOVIX
14

Market Opportunity & Differentiation Smartphone AR/VR + Smart Eyewear EV / Defense / IoT / Computing 15

16 1) Company estimates based on internal test data. Company estimates based on internal software modeling and R&D testing of small set of test batteries. 2) The New Oil: Investment Implications of the Global Battery Economy - Morgan Stanley Research, Nov. 15, 2021 Advantages vs. Conventional Cells1 — • ~10x improvement in cell internal temperature gradient • 0-80% charge in 5.2 minutes demonstrated • 1,500 cycles reached with 88% capacity retained • Projected 10+ year calendar life based on high temp testing Pursuing Industry Partner Strategy — • Actively working with industry-leading OEMs – focus on JV/licensing • Two deals signed in 2024 Enovix cell architecture is well-suited to EVs Thermal advantages enable fast charge, leading to cycle and calendar life demonstration 0 2 $523B EV Battery TAM by 20402 $21 $101 $237 $382 $523 2020 2025 2030 2035 2040 Projected Global EV Battery TAM ($B)

Market Opportunity & Differentiation Key Takeaway Smartphones success opens up incremental $15B+ TAM Defense Success in the smartphone space creates a gateway into additional industries with relative ease. $8B 2026 Battery TAM 17 1) Company estimates as of January 2023; IDTechEx Forecast Wearable Technology 2021-2031; IDC Worldwide AR/VR Headset Forecast 2022Q3; Avicenne Energy Battery Market for Video Games 2017-2030; Statista Number of IoT Connected Devices Worldwide from 2019-2030; Statista Consumption of Power Tools Worldwide by End User 2015-2027; Avicenne Energy Battery Market for Household Devices 2017-2030 2) Company estimates as of January 2023; IDC Personal Computing Devices Market Share Dec 2022; Statista Worldwide Tablet shipment from 2nd quarter 2010 to 3rd quarter 2022 3) Research and Markets; Military Battery Market Forecasts from 2021 - 2026 1 $4B 2026 Computing TAM 2 $3B 2026 Defense TAM 3 Smartphone IoT Computing

Battery Design & Architecture 18

Enovix cell architecture 19 Note: Images are renders and not actual product. Anode & Cathode Tabs End Plate Constraints Anodes / Separators / Cathode Stacks 100% Silicon Anode vs. Conventional Wound Lithium-Ion Cell

Our innovative BrakeFlow technology 20 Off-the-shelf Cell Fire vs. BrakeFlow — Off-the-shelf cell phone battery at 0:04 min T = 283oC & rising Enovix BrakeFlow Battery at 4:00 min T(max) = 74.8oC

Manufacturing Execution | 21

Enovix patented manufacturing process 22 01 Rolls of anode, cathode and separator are precisely laser patterned 02 The patterned rolls are then fed into the stacking machine where they are punched onto skewers until they equal the width of the cell 03 The constraint is applied to the stack 04 Busbars are inserted and attached to tabs 05 The cell is pouched and filled with electrolyte 06 The cell is finished and boxed for shipping to customers Top View

Global footprint 23 World-class manufacturing and R&D USA — Silicon Valley (HQ) • Corporate HQ • Center for innovation • Process engineering • Materials research • Automotive R&D India — Hyderabad • R&D hub for AI-2 platform development • Battery modeling, AI/ML materials research, and rapid prototyping Malaysia — Penang (Fab2) • High-volume manufacturing • Space for four Gen2 production lines • Agility line for customer qual • R&D and process engineering South Korea — Nonsan • Electrode coating and battery production • Two factories • Four battery production lines and two coating lines Note: Shenzhen, China presence limited to sales

24 South Korea expansion supports HVM ramp 2023 Acquisition • 75,000 sq ft • Four battery production lines and two coating lines 2025 Acquisition • 330,000 sq ft • Coating equipment and ~80 MWh battery Cell capacity

Fab2 Malaysia

Our Team & Key Takeaways Q2 2025 Investor Overview | 26

Trusted public company leadership



Dr. Raj Talluri
President / CEO / Director

Experience
Micron SVP
Qualcomm SVP
Texas Instruments GM

Education
PhD, Electrical Eng
University of Texas

- Proven track records at world-class technology companies
- Deep experience across battery, semiconductors, defense, and consumer electronics
- Expertise in scaling innovation, navigating public markets, and managing global operations



Ryan Benton
CFO

Experience
Silvaco
Exar Corporation
ASMi
eFunds

Education
BS, Business Administration in Accounting, University of Texas



Arthi Chakravarthy
CLO

Experience
Lightning eMotors, GC
Micron
Deputy GC

Education
JD, Stanford Law (Stanford Law Review)
BA, Stanford



Irna Romaniv
CHRO

Experience
Infineon Technologies
Cypress Semiconductor

Education
PhD, Kyviv National University



Dr. Hongwei Yan
CTO

Experience
Amperex Technology Limited (ATL)
Samsung SDI

Education
Bachelor of Technology, Chemical Eng, IIT
PhD, Solid State Physics Chinese Academy of Science



Ajay Marathe
COO

Experience
Western Digital
Lumileds
AMD

Education
MS, Industrial Eng/Ops Research
Texas Tech University



Samira Naraghi
CBO

Experience
Meta
AWS
Qualcomm
IDT

Education
MS, Electrical Eng and BS, Electrical Eng, University of Toronto



Dr. Jon Doan
SVP — R&D

Experience
Reel Solar
Texas Instruments

Education
PhD and MS, Materials Science and Eng, Stanford
BS, Physics, MIT

ENOVIX Q2 2025 Investor Overview | 27

Experienced public company board of directors



T.J. Rodgers
Chairman
joined board 2012

—

Founder & 34-year tenure as CEO of Cypress Semiconductor

CEO of Complete Solaria; Board Member, Enphase Energy; former Chairman of SunPower

Dartmouth: Physics & Chemistry

Stanford: MS EE, PhD EE



Greg Reichow
joined board 2021

—

General Partner of Eclipse Ventures

VP, Production at Tesla; Sr. VP of Operations at SunPower; Fab Quality Director at Cypress Semiconductor

University of Minnesota: BS Mechanical and Industrial Engineering



Betsy Atkins
joined board 2021

—

CEO and Founder of Baja Corporation

Board Member, Wynn Resorts, SolarEdge and Rackspace Technology; former SL Green Realty, Schneider Electric and SunPower board member

University of Massachusetts: BA



Pegah Ebrahimi
joined board 2021

—

Co-Founder and Managing Partner of FPV Ventures

Former COO of Cisco Collaboration at Cisco Systems Inc.; former COO of Morgan Stanley's Global Technology Banking

MIT: BS Economics & Mathematics



Joseph Malchow
joined board 2023

—

Founding Partner, HNVR Technology Investment Management

Board Member, Enphase Energy; former Archaea Energy board member (until acquisition by BP)

Dartmouth: AB

Stanford: JD



Bernard Gutmann
joined board 2023

—

Former CFO of ON Semiconductor

37-year career at ON and predecessor companies (Motorola, SCI)

Worchester Polytechnic Institute: BS Management Engineering



J. Daniel McCranie
joined board 2025

—

EVP of Sales, Board Member, and Chair of Compensation Committee of SunPower

Board Member, SunPower; former Chairman and Director, Cypress Semiconductor, Nexgen Power Systems, ON Semiconductor, Freescale Semiconductors, Microchip f.k.a. Microsemi Corporation, Virage Logic, and Xicor Corporation

Virginia Tech: BS Electrical and Electronics Engineering

enovix

Q2 2025 Investor Overview | 28

Key Takeaways

Disruptive Battery Architecture

100% Active Silicon Anode

Proprietary constraint system ensures cycle life and safety

Step-change in energy density

Multi-Billion TAM Across Devices

$12B+ smartphone battery market[1]

Engaged with 7 of top 8 smartphone OEMs

Expanding into wearables, IoT, defense, and EV estimated at $15B+ market size

Manufacturing at Scale

Fab2 Malaysia operational with Agility & HVM lines

Enovix Korea (Routejade) integrated for electrode and pack capability

Scalable global footprint in place

Experienced Public Company Team

Leadership from Micron, Qualcomm, ATL, AWS

Deep expertise in battery, semiconductor, and high-volume manufacturing

Strong governance and compliance foundation

Strategic Alignment & Capital to Execute

Strategic alignment with top-tier smartphone, IoT, and defense OEMs

$370M 2Q25 Pro forma cash balance supports Fab2 ramp and operational execution

Capex aligned to phased production milestones

1) Company estimates as of April 2025, including with respect to unit shipments and estimated average selling prices. Average selling prices are not publicly available, and actual average selling prices may be lower than internally-estimated figures.

ENOVIX

29

Financials Q2 2025 Investor Overview | 30

Non-GAAP Operating Loss1 — $26.5M Q2 2025 Results Revenue — $7.5M Non-GAAP Net Loss Per Share1,2 — ($0.13) Adjusted EBITDA Loss1 — $20.1M 31 1 See Appendix for definitions and reconciliations of non-GAAP Operating Loss, Adjusted EBITDA Loss, and Non-GAAP Net Loss Per Share Attributable to Enovix to their nearest comparable GAAP metrics. 2 Non-GAAP Net Loss Per Share Attributable to Enovix-. Please also note that prior period non-GAAP figures have been revised to exclude legal costs related to the shareholder lawsuit. Beginning this quarter, we are excluding costs related to securities litigation to provide consistent presentation and better comparability with current period results. The revisions do not affect previously reported GAAP results.

Q2 2025 Results

Enovix Corporation
Summary Consolidated Statements of Operations
(Unaudited) (In Thousands, except %GM)

	GAAP		Non-GAAP[7]	
	Q2 2025	Q2 2024	Q2 2025	Q2 2024
Revenue	$ 7,468	$ 3,768	$ 7,468	$ 3,768
Gross profit (loss)	1,942	(655)	2,298	(560)
Gross Margin	26 %	(17) %	31 %	(15) %
Operating expenses	45,675	88,095	28,810	30,400
Loss from operations	(43,733)	(88,750)	(26,512)	(30,960)
Cash balances[1]	203,412	249,929	203,412	249,929
Non-GAAP reconciling items on loss:				
Stock-based compensation expense[2]	$ 14,122	$ 17,932		
Amortization of intangible assets[3]	1,188	1,189		
Legal cost related to shareholder lawsuit[4]	1,247	523		
Acquisition cost[5]	664	—		
Restructuring cost[6]	—	38,146		
Total non-GAAP reconciling items on loss:	$ 17,221	$ 57,790		

[1] Cash, cash equivalents, and marketable securities.
[2] $1.1 million of stock-based compensation expense is included in the restructuring cost line of the table above for the fiscal quarter ended June 30, 2024.
[3] Reflects the amortization of intangible assets attributable to our acquisitions.
[4] Reflects litigation expenses related to the defense of an ongoing securities class action complaint.
[5] Reflects the costs associated with the asset acquisition of battery cell manufacturing assets from SolarEdge, located in South Korea.
[6] Reflects the costs associated with the restructuring plan to relocate our Fab1 manufacturing operations in Fremont, California to Fab2 in Malaysia.
[7] Please note that prior period Non-GAAP figures have been revised to exclude legal costs related to the shareholder lawsuit.

ENOVIX

32

Appendix Q2 2025 Investor Overview | 35

Balance Sheet 36 (In thousands, except share and per share amounts) (Unaudited) June 29, 2025 December 29, 2024 Assets Current assets: Cash and cash equivalents $135,978 $272,869 Short-term investments 67,434 — Accounts receivable, net 4,244 4,566 Notes receivable, net 1,110 4 Inventory 13,385 7,664 Prepaid expenses and other current assets 6,189 9,903 Total current assets 228,340 295,006 Property and equipment, net 177,880 167,947 Customer relationship intangibles and other intangibles, net 34,015 36,394 Operating lease, right-of-use assets 12,353 13,479 Goodwill 12,217 12,217 Other assets, non-current 4,307 2,126 Total assets $469,112 $527,169 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $13,906 $9,492 Accrued expenses 6,216 19,843 Accrued compensation 8,301 8,228 Short-term debt 10,407 9,452 Deferred revenue 8,074 3,650 Other liabilities 5,371 3,036 Total current liabilities 52,275 53,701 Long-term debt, net 169,441 169,820 Warrant liability 18,469 28,380 Operating lease liabilities, non-current 12,182 13,293 Deferred revenue, non-current 300 3,774 Deferred tax liability 9,778 8,784 Other liabilities, non-current 15 14 Total liabilities 262,460 277,766 Commitments and Contingencies Stockholders’ equity: Common stock, $0.0001 par value; authorized shares of 1,000,000,000; issued and outstanding shares of $192,957,823 and $190,559,335 as of June 29, 2025 and December 29, 2024, respectively 19 19 Additional paid-in-capital 1,093,245 1,067,951 Accumulated other comprehensive loss (391) (143) Accumulated deficit (889,124) (821,086) Total Enovix stockholders’ equity 203,749 246,741 Non-controlling interest 2,903 2,662 Total equity 206,652 249,403 Total liabilities and equity $469,112 $527,169 Q2 2025 EARNINGS |

Fiscal Quarters Ended Fiscal Years-to-Date Ended June 29, 2025 June 30, 2025 June 29, 2025 June 30, 2025 Net loss attributable to Enovix ($44,528) ($115,872) ($68,038) ($162,240) Interest income, net (722) (1,635) (1,440) (3,536) Income tax benefit (861) (4,586) (1,023) (4,738) Depreciation and amortization 8,829 5,943 17,277 30,917 EBITDA (37,282) (116,150) (53,224) (139,597) Stock-based compensation expense(1) 14,122 17,932 26,136 30,692 Change in fair value of common stock warrants 5,885 33,660 (9,911) 12,540 Inventory step-up — — — 1,907 Restructuring cost(1) — 38,146 — 38,146 Acquisition cost 664 — 664 — Gain on bargain purchase (4,761) — (4,761) — Import duty forgiveness — — (2,431) — Adjusted EBITDA ($21,372) ($26,412) ($43,527) ($56,312) Profit & Loss Statement 37 (In thousands, except share and per share amounts) (Unaudited) Fiscal Quarters Ended Fisc l Years-to-Date En ed June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 Revenue $7,468 $3,768 $12,566 $9,040 Cost of revenue 5,526 4,423 10,363 11,495 Gross profit (loss) 1,942 (655) 2,203 (2,455) Operating expenses: Research and development 28,148 29,065 54,077 77,853 Selling, general and administrative 17,527 20,884 34,419 40,432 Restructuring cost — 38,146 — 38,146 Total operating expenses 45,675 88,095 88,496 156,431 Loss from operations (43,733) (88,750) (86,293) (158,886) Other income (expense): Change in fair value of common stock warrants (5,885) (33,660) 9,911 (12,540) Gain on bargain purchase of assets 4,761 — 4,761 — Interest income 2,427 3,326 4,861 6,886 Interest expense (1,705) (1,691) (3,421) (3,350) Other income (loss), net (992) 242 1,361 708 Total other i come (loss), net (1,394) (31,783) 17,473 (8,296) Loss before income tax benefit (45,127) (120,533) (68,820) (167,182) Income tax benefit (861) (4,586) (1,023) (4,738) Net loss (44,266) (115,947) (67,797) (162,444) Net gain (loss) attributable to non-controlling interests 262 (75) 241 (204) Net loss attributable to Enovix (44,528) (115,872) (68,038) (162,240) Net loss per share attributable to Enovix shareholders, basic and diluted(1) (0.22) (0.63) (0.33) (0.90) Weighted average number of common shares outstanding, basic and diluted(1) 204,819,119 183,256,633 204,086,108 180,995,568 Q2 2025 EARNINGS | (1) As required by ASC 260, Earnings Per Share, the share and per share amounts in the condensed consolidated financial statements for the periods presented above have been retroactively adjusted to reflect the warrant dividends issued in July 2025.

Statement of Cash Flows 38 (In thousands, except share and per share amounts) (Unaudited) Fiscal Years-to-Date Ended June 29, 2025 June 30, 2024 Cash flows used in operating activities: Net loss (67,797) (162,444) Adjustments to reconcile net loss to net cash used in operating activities Depreciation, accretion and amortization 17,277 30,917 Stock-based compensation 26,136 31,797 Changes in fair value of common stock warrants (9,911) 12,540 Gain on bargain purchase of assets (4,761) — Impairment and loss on disposals of long-lived assets — 35,107 Others 1,405 172 Changes in operating assets and liabilities: Accounts and notes receivables (552) 669 Inventory (5,410) (771) Prepaid expenses and other assets 1,765 (1,562) Accounts payable 2,241 (8,250) Accrued expenses and compensation (5,001) 3,465 Deferred revenue 1,044 299 Deferred tax liability (683) (5,366) Other liabilities 1,481 1,434 Net cash used in operating activities (42,766) (61,993) Cash flows from investing activities: Purchase of property and equipment (14,243) (40,297) Payment for business acquisition (10,000) — Purchases of investments (85,473) (31,812) Maturities of investments 18,627 91,621 Net cash provided by (used in) investing activities (91,089) 19,512 Cash flows from financing activities: Proceeds from issuance of loan borrowing — 4,572 Payments of transaction costs related to common stock issuance (512) — Repayment of debt (813) (73) Payroll tax payments for shares withheld upon vesting of RSUs (2,853) (3,315) Proceeds from the exercise of stock options and issuance of common stock under ATM, net of issuance costs 782 42,753 Proceeds from issuance of common stock under employee stock purchase plan 711 1,145 Repurchase of unvested restricted common stock — (1) Net cash provided by (used in) financing activities (2,685) 45,081 Effect of exchange rate changes on cash, cash equivalents and restricted cash (102) (748) Change in cash, cash equivalents, and restricted cash (136,642) 1,852 Cash and cash equivalents and restricted cash, beginning of period 274,691 235,123 Cash and cash equivalents and restricted cash, end of period $138,049 $236,975 Q2 2025 EARNINGS |

Reconciliation of Net Loss to Adjusted EBITDA 39 1) $1.1 million of stock-based compensation expense is included in restructuring cost for the fiscal quarter and the fiscal year ended June 30, 2024. 2) These amounts represent certain legal costs related to the defense of an ongoing securities class action complaint. (In thousands, except share and per share amounts) (Unaudited) Below is a reconciliation of net income (loss) on a GAAP basis to the non-GAAP EBITDA and adjusted EBITDA financial measures for the periods presented below: Fiscal Quarters Ended Fiscal Years-to-Date Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 Net loss attributable to Enovix ($44,528) ($115,872) ($68,038) ($162,240) Interest income, net (722) (1,635) (1,440) (3,536) Income tax benefit (861) (4,586) (1,023) (4,738) Depreciation and amortization 8,829 5,943 17,277 30,917 EBITDA (37,282) (116,150) (53,224) (139,597) Stock-based compensation expense(1) 14,122 17,932 26,136 30,692 Change in fair value of common stock warrants 5,885 33,660 (9,911) 12,540 Inventory step-up — — — 1,907 Restructuring cost(1) — 38,146 — 38,146 Legal cost related to shareholder lawsuit(2) 1,247 523 2,651 665 Acquisition cost 664 — 664 — Gain on bargain purchase of assets (4,761) — (4,761) — Import duty forgiveness — — (2,431) — Adjusted EBITDA ($20,125) ($25,889) ($40,876) ($55,647) Q2 2025 EARNINGS |

Reconciliation of Operating Loss to Adjusted EBITDA 40 (In thousands, except share and per share amounts) (Unaudited) Below is a reconciliation of GAAP operating loss to non-GAAP operating loss and adjusted EBITDA financial measures for the periods presented below: Fiscal Quarters Ended Fiscal Years-to-Date Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 GAAP Operating Loss ($43,733) ($88,750) ($86,293) ($158,886) Stock-based compensation expense(1) 14,122 17,932 26,136 30,692 Amortization of intangible assets 1,188 1,189 2,378 2,361 Legal cost related to shareholder lawsuit(2) 1,247 523 2,651 665 Acquisition cost 664 — 664 — Inventory step-up — — — 1,907 Restructuring cost(1) — 38,146 — 38,146 Non-GAAP Operating Loss (26,512) (30,960) (54,464) (85,115) Depreciation and amortization (excluding amortization of intangible assets) 7,641 4,754 14,899 28,556 Other income (loss), net (excluding import duty forgiveness) (992) 242 (1,070) 708 Net loss attributable to non-controlling interest (262) 75 (241) 204 Adjusted EBITDA ($20,125) ($25,889) ($40,876) ($55,647) Q2 2025 EARNINGS | 1) $1.1 million of stock-based compensation expense is included in restructuring cost for the fiscal quarter and the fiscal year ended June 30, 2024. 2) These amounts represent certain legal costs related to the defense of an ongoing securities class action complaint.

GAAP to Non-GAAP Reconciliation 41 (In thousands, except share and per share amounts) (Unaudited) Below is a reconciliation of other non-GAAP financial measures for the periods presented below: Fiscal Quarters Ended Fiscal Years-to-Date Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 Revenue $7,468 $3,768 $12,566 $9,040 GAAP cost of revenue $5,526 $4,423 $10,363 $11,495 Stock-based compensation expense (356) (95) (477) (95) Inventory step-up — — — (1,907) Non-GAAP cost of revenue $5,170 $4,328 $9,886 $9,493 GAAP gross profit $1,942 ($655) $2,203 ($2,455) Stock-based compensation expense 356 95 477 95 Inventory step-up — — — 1,907 Non-GAAP gross profit $2,298 ($560) $2,680 ($453) GAAP research and development (R&D) expense $28,148 $29,065 $54,077 $77,853 Stock-based compensation expense (6,941) (7,303) (13,296) (13,857) Amortization of intangible assets (415) (415) (831) (831) Non-GAAP R&D expense $20,792 $21,347 $39,950 $63,165 GAAP selling, general and administrative (SG&A) expense $17,527 $20,884 $34,419 $40,432 Stock-based compensation expense (6,825) (10,534) (12,363) (16,740) Amortization of intangible assets (773) (774) (1,547) (1,530) Legal cost related to shareholder lawsuit(1) (1,247) (523) (2,651) (665) Acquisition cost (664) — (664) — Non-GAAP SG&A expense $8,018 $9,053 $17,194 $21,497 GAAP operating expenses $45,675 $88,095 $88,496 $156,431 Stock-based compensation expense included in R&D expense (6,941) (7,303) (13,296) (13,857) Stock-based compensation expense included in SG&A expense (6,825) (10,534) (12,363) (16,740) Amortization of intangible assets (1,188) (1,189) (2,378) (2,361) Restructuring cost(2) — (38,146) — (38,146) Legal cost related to shareholder lawsuit(1) (1,247) (523) (2,651) (665) Acquisition cost (664) — (664) — Non-GAAP operating expenses $28,810 $30,400 $57,144 $84,662 Q2 2025 EARNINGS | 1) These amounts represent certain legal costs related to the defense of an ongoing securities class action complaint. 2) $1.1 million of stock-based compensation expense is included in restructuring cost for the fiscal quarter and the fiscal year ended June 30, 2024.

GAAP to Non-GAAP Reconciliation

(In thousands, except share and per share amounts) (Unaudited)

Below is a reconciliation of other non-GAAP financial measures for the periods presented below:

	Fiscal Quarters Ended		Fiscal Years-to-Date Ended	
	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024
GAAP loss from operations	(43,733)	(88,750)	(86,293)	(158,886)
Stock-based compensation expense[1]	14,122	17,932	26,136	30,692
Amortization of intangible assets	1,188	1,189	2,378	2,361
Inventory step-up	—	—	—	1,907
Restructuring cost[1]	—	38,146	—	38,146
Legal cost related to shareholder lawsuit[2]	1,247	523	2,651	665
Acquisition cost	664	—	664	—
Non-GAAP loss from operations	(26,512)	(30,960)	(54,464)	(85,115)
GAAP net loss attributable to Enovix	(44,528)	(115,872)	(68,038)	(162,240)
Stock-based compensation expense[1]	14,122	17,932	26,136	30,692
Change in fair value of common stock warrants	5,885	33,660	(9,911)	12,540
Amortization of intangible assets	1,188	1,189	2,378	2,361
Inventory step-up	—	—	—	1,907
Restructuring cost[1]	—	38,146	—	38,146
Legal cost related to shareholder lawsuit[2]	1,247	523	2,651	665
Acquisition cost	664	—	664	—
Gain on bargain purchase	(4,761)	—	(4,761)	—
Import duty forgiveness	—	—	(2,431)	—
Non-GAAP net loss attributable to Enovix shareholders	(26,183)	(24,422)	(53,312)	(75,929)
GAAP net loss per share attributable to Enovix, basic and diluted[3]	($0.22)	($0.63)	($0.33)	($0.90)
GAAP weighted average number of common shares outstanding, basic and diluted	204,819,119	183,256,633	204,086,108	180,995,568
Non-GAAP net loss per share attributable to Enovix, basic and diluted[3]	($0.13)	($0.13)	($0.26)	($0.42)
GAAP weighted average number of common shares outstanding, basic and diluted	204,819,119	183,256,633	204,086,108	180,995,568

1) $1.1 million of stock-based compensation expense is included in restructuring cost for the fiscal quarter and the fiscal year ended June 30, 2024.
2) These amounts represent certain legal costs related to the defense of an ongoing securities class action complaint.
3) As required by ASC 260, the share and per share amounts for the periods presented have been retroactively adjusted to reflect the warrant dividends issued in July 2025.

ENOVIX Q2 2025 EARNINGS | 42